Exhibit 4.2

AMENDED AND RESTATED DECLARATION OF TRUST

Among

VIRGINIA COMMERCE BANCORP, INC.

as Sponsor

WILMINGTON TRUST COMPANY,

as Trustee

and

THE ADMINISTRATORS NAMED HEREIN

Dated as of September 24, 2008

VCBI CAPITAL TRUST IV

i

ii

AMENDED AND RESTATED DECLARATION OF TRUST, dated as of September 24, 2008, among VIRGINIA COMMERCE BANCORP, INC., a Virginia corporation (including any successors or assigns, the “Sponsor”), WILMINGTON TRUST COMPANY, as property trustee (in such capacity, the “Property Trustee”), WILMINGTON TRUST COMPANY, as Delaware trustee, Peter A. Converse, an individual, William K. Beauchesne, an individual, and Jennifer Manning, an individual (each an “Administrator” and collectively the “Administrators”) (the Property Trustee, the Delaware Trustee and the Administrators being referred to collectively as the “Trustees” and individually as “Trustee”), and the several Holders, as hereinafter defined.

W I T N E S S E T H

WHEREAS, the Sponsor and the Delaware Trustee have heretofore duly declared and established a statutory trust under the name “VCBI Capital Trust IV” pursuant to the Delaware Statutory Trust Act by entering into the Declaration of Trust, dated as of September 11, 2008 (the “Original Declaration”), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on September 11, 2008;

WHEREAS, the parties hereto desire to amend and restate the Original Declaration in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Trust from the Sponsor of all of the right, title and interest in the Debentures; and (iv) the appointment of the Trustees;

NOW THEREFORE, in consideration of the premises, the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Declaration in its entirety and agrees as follows:

ARTICLE I

DEFINED TERMS

Section 1.1 Definitions. For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

(a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

(b) a term defined anywhere in this Declaration has the same meaning throughout;

(c) all references to “the Declaration” or “this Declaration” are to this Declaration as modified, supplemented or amended from time to time;

(d) a reference to the singular includes the plural and vice versa.

(e) unless the context otherwise requires, any reference to an “Article”, a “Section” or an “Exhibit” refers to an Article, a Section or an Exhibit, as the case may be, of or to this Declaration;

(f) the words “hereby”, “herein”, “hereof” and “hereunder” and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision; and

(g) all capitalized terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein.

“Act” has the meaning specified in Section 6.8.

“Additional Amounts” has the meaning set forth in Section 3.06 of the Indenture.

“Additional Interest” has the meaning set forth in Section 2.11 of the Indenture.

“Administrator” means each of the Persons appointed in accordance with Section 8.20 solely in such Person’s capacity as Administrator of the Trust and not in such Person’s individual capacity, or any successor Administrator appointed as herein provided.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Bankruptcy Event” means, with respect to any Person:

(a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

“Bankruptcy Law” has the meaning specified in the Indenture.

“Board of Directors” means either the board of directors of the Sponsor or any committee of that board duly authorized to act hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Sponsor to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Sponsor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

“Business Day” means any day other than a Saturday, Sunday, or any other day on which banking institutions and trust companies in The City of New York, New York, Wilmington, Delaware or Arlington, Virginia, are permitted or required by any applicable law to close.

“Capital Treatment Event” has the meaning specified in Section 1.01 of the Indenture.

“Closing Date” means the date of execution and delivery of this Declaration.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Common Securities Certificate” means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit A.

“Common Security” means a common undivided beneficial interest in assets of the Trust, having a Liquidation Amount of $1,000.00 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution to the extent provided herein.

“Corporate Trust Office” when used with respect to any Trustee who is not a natural person, the principal office of such Trustee at which at any particular time its corporate trust business is administered.

“Debenture Event of Default” means any “Event of Default” specified in Section 5.01 of the Indenture.

“Debenture Redemption Date” means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption of such Debentures under the Indenture.

“Debentures” means the Sponsor’s 10.20% Junior Subordinated Notes due 2038, issued pursuant to the Indenture.

“Debenture Trustee” means the Person identified as the “Trustee” in the Indenture, solely in its capacity as Trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or any successor Trustee appointed as provided in the Indenture.

“Declaration” means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits, and (ii) for all purposes of this Declaration and any such modification, amendment or supplement.

“Definitive Preferred Securities Certificates” means Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.2 or 5.5.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as it may be amended from time to time.

“Delaware Trustee” means the Person identified as the “Delaware Trustee” in this Declaration, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

“Distribution Date” has the meaning specified in Section 4.1(a).

“Distributions” means amounts payable in respect of the Trust Securities as provided in Section 4.1.

“Early Dissolution Event” has the meaning specified in Section 9.2.

“Event of Default” means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the occurrence of a Debenture Event of Default; or

(b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

(c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

(d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration (other than those specified in clause (b) or (c) above) and continuation of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Trustees and to the Sponsor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(e) the occurrence of a Bankruptcy Event with respect to the Property Trustee if a successor Property Trustee has not been appointed within 90 days thereof.

“Exchange Act” means the Securities Exchange Act of 1934, and any successor statute thereto, in each case as amended from time to time.

“Expiration Date” has the meaning specified in Section 9.1.

“Federal Reserve” means the Board of Governors of the Federal Reserve System, as from time to time constituted, the staff thereof, or a Federal Reserve Bank, acting through delegated authority, in each case under the rules, regulations and policies of the Federal Reserve System, or if at any time after the execution of this Declaration the Federal Reserve is not existing and performing the duties now assigned to it, then the bodies performing such duties at such time, or the Federal Reserve Bank of Richmond, or any successor Federal Reserve Bank having primary jurisdiction over the Sponsor.

“Guarantee Agreement” means the Guarantee Agreement executed and delivered by the Sponsor and Wilmington Trust Company, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the holders of the Preferred Securities, as amended from time to time.

“Holder” means a Person in whose name a Trust Security or Trust Securities are registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Statutory Trust Act.

“Indenture” means the Junior Subordinated Indenture, dated as of the date hereof, between the Sponsor and the Debenture Trustee, as trustee, as may be amended or supplemented from time to time.

“Investment Company Act” means the Investment Company Act of 1940, or any successor statute thereto, in each case as amended from time to time.

“Lien” means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

“Like Amount” means (a) with respect to a redemption of any Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously redeemed or paid at maturity in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Trust Securities, (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed, and (c) with respect to any distribution of Additional Amounts to Holders of Trust Securities, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities in respect of which such distribution is made.

“Liquidation Amount” means the stated amount of $1,000.00 per Trust Security.

“Liquidation Date” means the date on which assets are to be distributed to Holders in accordance with Section 9.4(a) following the dissolution of the Trust pursuant to Section 9.1 or Section 9.2.

“Liquidation Distribution” has the meaning specified in Section 9.4(d).

“Majority in Liquidation Amount of the Preferred Securities” or “Majority in Liquidation Amount of the Common Securities” means, , Preferred Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Preferred Securities or Common Securities, as the case may be.

“Officer’s Certificate” means a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President or any Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Property Trustee.  Any Officer’s Certificate delivered with respect to compliance with a condition or covenant provided for in this Guarantee shall include:

(a) a statement that such officer signing the Officer’s Certificate has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer’s Certificate;

(c) a statement that such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be counsel to the Trust, any Trustee or the Sponsor or may be other counsel reasonably satisfactory to the Property Trustee.

“Optional Redemption Price” means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Sponsor upon the concurrent redemption of a Like Amount of Debentures.

“Original Declaration” has the meaning specified in the recitals to this Declaration.

“Outstanding”, when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:

(a) Trust Securities theretofore cancelled by the Property Trustee or delivered to the Property Trustee for cancellation;

(b) Trust Securities for which payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent in trust for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

(c) Trust Securities that have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Sections 5.5, 5.6 and 5.11;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Sponsor, any Trustee or any Affiliate of the Sponsor or of any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee knows to be so owned shall be so disregarded, and (b) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrators the pledgee’s right so to act with respect to such Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

“Owner” “ means a Person in whose name a Trust Securities Certificate is registered, such Person being a beneficial owner within the meaning of the Delaware Statutory Trust Act

“Paying Agent” means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Property Trustee.

“Payment Account” means a segregated non-interest-bearing corporate trust account maintained by or on behalf of the Property Trustee for the benefit of the Holders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Preferred Securities Certificate” means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit B.

“Preferred Security” means a preferred undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000.00 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution to the extent provided herein.

“Property Trustee” means the Person identified as the “Property Trustee” in the preamble to this Declaration, solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

“Purchase Agreement” means the Purchase Agreement, dated as of September 22, 2008, among the Trust, the Sponsor and the Purchasers named therein, as the same may be amended from time to time.

“Redemption Date” means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

“Redemption Price” means the Optional Redemption Price or the Special Redemption Price, as applicable.

“Relevant Trustee” has the meaning specified in Section 8.10.

“Responsible Officer” means, with respect to the Property Trustee, any officer of the Property Trustee with direct responsibility for the administration of this Declaration, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Securities Act” means the Securities Act of 1933, and any successor statute thereto, in each case as amended from time to time.

“Securities Register” and “Securities Registrar” have the respective meanings specified in Section 5.5.

“Special Event” has the meaning specified in Section 1.01 of the Indenture.

“Special Redemption Price” means, with respect to the redemption of any Debenture following a Special Event, an amount in cash equal to 105% of the principal amount of the Debentures if the Redemption Date occurs prior to September 30, 2009, and thereafter equal to the percentage of the principal amount of the Debentures that is specified below for the Redemption Date, plus, in each case, accrued and unpaid interest through the date of redemption.

Special Redemption During the 12 Month Period Beginning September 30,	Percentage of Principal Amount
2009	104%
2010	103%
2011	102%
2012	101%
2013 and thereafter	100%

“Sponsor” has the meaning specified in the preamble to this Declaration.

“Tax Event” has the meaning specified in Section 1.01 of the Indenture.

“Trust” means the Delaware statutory trust heretofore known as “VCBI Capital Trust IV,” which was formed on September 11, 2008 under the Delaware Statutory Trust Act pursuant to the Original Declaration and the filing of the Certificate of Trust, and continued pursuant to this Declaration under the name “VCBI Capital Trust IV”.

“Trustees” has the meaning specified in the preamble to this Declaration.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this Declaration was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trust Property” means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account, and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Declaration.

“Trust Securities Certificate” means any one of the Common Securities Certificates or the Preferred Securities Certificates.

“Trust Security” means the Common Securities or the Preferred Securities.

ARTICLE II

CONTINUATION OF THE TRUST

Section 2.1 Name. The trust established under the Original Declaration under the name “VCBI Capital Trust IV” and continued hereby shall continue to be known as “VCBI Capital Trust IV”, as such name may be modified from time to time by the Administrators following written notice to the Holders of Trust Securities and the other Trustees. The Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued in such name or in their own names together with an indication of their capacities as trustees.

Section 2.2 Office of the Property Trustee; Principal Place of Business. The address of the Property Trustee in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn: Corporate Capital Markets, or such other address in the State of Delaware as the Property Trustee may designate by written notice to the Holders, the Sponsor, and the Administrators. The principal executive office of the Trust is c/o Virginia Commerce Bancorp, Inc., 5350 Lee Highway, Arlington, VA 22207.

Section 2.3 Initial Contribution of Trust Property; Organizational Expenses. The Sponsor deposited the sum of $1.00 in connection with the Original Declaration, which constituted the initial Trust Property. The Sponsor shall pay organizational expenses of the Trust as they arise and shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

Section 2.4 Issuance of the Preferred Securities. The Sponsor, both on its own behalf and on behalf of the Trust pursuant to the Original Declaration, executed and delivered the Purchase Agreement, which action is hereby authorized, approved, ratified and confirmed in all respects. Contemporaneously with the execution and delivery of this Declaration, an Administrator, on behalf of the Trust, shall manually execute in accordance with Sections 5.2, 5.3 and 8.9(a) and deliver to the Property Trustee for authentication and following such authentication the Property Trustee shall make available for delivery to the Purchasers, Preferred Securities Certificates, registered in the names as set forth in Section 5.2(b), evidencing an aggregate of 25,000 Preferred Securities having an aggregate Liquidation Amount of $25,000,000.00 against receipt of the aggregate purchase price of such Preferred Securities of $25,000,000.00 by the Property Trustee.

Section 2.5 Issuance of the Common Securities; Subscription and Purchase of Debentures. Contemporaneously with the execution and delivery of this Declaration, an Administrator, on behalf of the Trust, shall execute in accordance with Sections 5.2, 5.3 and 8.9(a) and deliver to the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, evidencing an aggregate of 775 Common Securities having an aggregate Liquidation Amount of $775,000.00, against receipt of the aggregate purchase price of such Common Securities of $775,000.00, by the Property Trustee. Contemporaneously therewith, an Administrator, on behalf of the Trust, shall subscribe for and purchase from the Sponsor the Debentures, registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount equal to $25,775,000.00, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Sponsor the sum of $25,775,000.00 (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 2.4, and (ii) the first sentence of this Section 2.5).

Section 2.6 Continuation of Trust. The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, and (b) to engage in those activities necessary or incidental thereto. The Sponsor hereby appoints the Property Trustee, the Delaware Trustee and the Administrators as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the respective Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Holders. The Administrators shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrators set forth herein. The Delaware Trustee shall be one of the trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act. The Property Trustee shall, until such time as a separate Delaware Trustee may be appointed, maintain its principal office in the State of Delaware, and otherwise enable the Trust to fulfill the requirements of Section 3807 of the Delaware Statutory Trust Act and shall take such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act.

Section 2.7 Authorization to Enter into Certain Transactions.

(a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including, the following:

(i) As among the Trustees, each Administrator, acting singly or collectively, shall have the power, authority and authorization to act on behalf of the Trust with respect to the following matters:

(A) the issuance and sale of the Trust Securities;

(B) causing the Trust to perform the transactions contemplated by and its obligations under the Purchase Agreement and causing the Trust to enter into, and to execute, deliver and perform, a subscription agreement for the Debentures, a subscription agreement for the Common Securities, and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

(C) assisting in the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Declaration;

(D) the appointment of a Paying Agent, authenticating agent and Securities Registrar in accordance with this Declaration;

(E) the execution of the Trust Securities on behalf of the Trust in accordance with this Declaration;

(F) the execution and delivery of closing certificates, if any, pursuant to the Purchase Agreement and application for a taxpayer identification number for the Trust;

(G) to the extent provided herein, the winding-up of the affairs of and the liquidation of the Trust and the preparation and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

(H) unless otherwise required by the Delaware Statutory Trust Act or the Trust Indenture Act, executing on behalf of the Trust (either acting alone or together with the other Administrator) any documents that the Administrators have the power to execute pursuant to this Declaration; and

(I) the taking of any action incidental to the foregoing as the Trustees may from time to time determine to be necessary or advisable to give effect to the terms of this Declaration.

(ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

(A) the establishment of the Payment Account;

(B) the receipt of the Debentures;

(C) the receipt of interest, principal and any other payments made in respect of the Debentures and the holding of such amounts in the Payment Account;

(D) the distribution through the Paying Agent of amounts distributable to the Holders in respect of the Trust Securities;

(E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

(F) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Holders in accordance with this Declaration;

(G) the distribution of the Trust Property in accordance with the terms of this Declaration;

(H) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust;

(I) performing the duties of the Property Trustee specifically set forth in this Declaration, including authentication of the Preferred Securities Certificates as provided in this Declaration and serving as Paying Agent;

(J) after an Event of Default (other than under paragraph (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder); and

(K) serving as Registrar and registering transfers of the Trust Securities in accordance with this Declaration.

(b) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that (in the case of the Property Trustee or the Delaware Trustee, to the actual knowledge of a Responsible Officer) would cause the Trust to be classified as an association taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrators shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

(c) In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and exclusive responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

(i) the preparation by the Trust of a private placement memorandum or other offering materials relating to the offering of the Preferred Securities, and the taking of any action necessary or desirable to sell the Preferred Securities in a transaction or a series of transactions pursuant thereto;

(ii) the determination of the States in which to take appropriate action to exempt, or qualify or register for sale all or part of the Preferred Securities the Debentures and the Guarantee and the taking of any and all such acts, other than actions that must be taken by or on behalf of the Trust, and advice to the Trust of actions that must be taken by or on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Preferred Securities;

(iii) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Preferred Securities; and

(iv) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

(d) Notwithstanding anything herein to the contrary, the Administrators are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an “investment company” required to be registered under the Investment Company Act, and will not be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Sponsor for United States Federal income tax purposes. In this connection, subject to Section 10.2, each Administrator, the Property Trustee and the Holders of at least a Majority in Liquidation Amount of the Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust, or this Declaration, that such Administrator or Holders of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Preferred Securities. In no event shall the Administrators be liable to the Trust or the Holders for any failure to comply with this section or Section 2.7(b) (iii) that results from a change in law or regulation or in the interpretation by a governmental authority thereof.

Section 2.8 Assets of Trust. The assets of the Trust shall consist of the Trust Property.

Section 2.9 Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee in trust for the benefit of the Trust and the Holders in accordance with this Declaration.

Section 2.10 Liability of the Sponsor for Trust Expenses.  As permitted under the Delaware Statutory Trust Act, the Sponsor, as Holder of the Common Securities, and as Debenture Issuer, shall be liable for the debts and obligations of the Trust, and shall:

(a) pay all reasonable costs and expenses owing to the Debenture Trustee pursuant to Section 6.06 of the Indenture;

(b) be responsible for and shall pay all debts and obligations (other than with respect to the Trust Securities) and all costs and expenses of the Trust, the offering, sale and issuance of the Trust Securities, the costs and expenses (including reasonable counsel fees and expenses) of the Property Trustee, the Delaware Trustee and the Administrators, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agents, Registrars, Transfer Agents, duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets and the enforcement by the Property Trustee of the rights of the Holders);

(c) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust; and

(d) The Sponsor’s obligations under this Section 2.10 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a “Creditor”) whether or not such Creditor has received notice hereof.  Any such Creditor may enforce the Sponsor’s obligations under this Section 2.10 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor.  The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 2.10.

ARTICLE III

PAYMENT ACCOUNT

Section 3.1 Payment Account.

(a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account with the Paying Agent. The Property Trustee and the Paying Agent shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration. All moneys and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

(b) The Property Trustee shall deposit (or cause to be deposited) in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

ARTICLE IV

DISTRIBUTIONS; REDEMPTION

Section 4.1 Distributions.

(a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Indenture) are made on the Debentures. Accordingly:

(i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from September 24, 2008, and, except in the event (and to the extent) that the Sponsor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, shall be payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, commencing on December 30, 2008. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day, and no additional interest will accrue in respect of such payment made on such next succeeding Business Day (each date on which Distributions are payable in accordance with this Section 4.1(a), a “Distribution Date”).

(ii) The Trust Securities shall be entitled to Distributions payable at a rate of 10.20% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in a period. Distributions payable for each full Distribution period will be computed by dividing the rate per annum by four. The amount of Distributions payable for any period shall include any Additional Interest in respect of such period.

(iii) Distributions on the Trust Securities shall be made by the Paying Agent from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

(b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be the fifteenth day prior to the day on which the relevant Distribution Date occurs without giving effect to the third sentence of Section 4.1(a)(i) (whether or not such record date is a Business Day). Distributions payable on any Trust Securities that are not punctually paid on any Distribution Date as a result of the Sponsor having failed to make an interest payment under the Debentures will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distributions and any Additional Interest Amounts will instead be payable to the Person in whose name such Trust Securities are registered on the special record date, or other specified date for determining Holders entitled to such defaulted Distribution and Additional Interest Amount, established in the same manner, and on the same date, as such is established with respect to the Debentures under the Indenture.

Section 4.2 Redemption.

(a) On each Debenture Redemption Date and on the stated maturity (or any date of principal repayment upon early maturity) of the Debentures, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

(b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder’s address appearing in the Security Register. All notices of redemption shall state:

(i) the Redemption Date;

(ii) the Redemption Price or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, an estimate of the Redemption Price provided pursuant to the Indenture, as calculated by the Sponsor, together with a statement that it is an estimate and that the actual Redemption Price will be calculated by the Sponsor on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

(iii) the CUSIP number or CUSIP numbers of the Preferred Securities affected (if applicable);

(iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

(v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

(vi) the place or places where the Trust Securities are to be surrendered for the payment of the Redemption Price.

The Trust in issuing the Trust Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Property Trustee shall indicate the “CUSIP” numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related materials.

(c) The Trust Securities (or a portion thereof) redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption or repayment of Debentures in accordance with the Indenture. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

(d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 10:00 A.M., New York City time, on the Redemption Date, the Sponsor shall deposit sufficient funds with the Property Trustee to pay the applicable Redemption Price.  If such deposit has been made by such time, then by 12:00 noon, New York City time, on the Redemption Date, the Property Trustee will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and, in the case of a partial redemption, the right of such Holders to receive a new Trust Security or Securities of authorized denominations, in aggregate Liquidation Amount equal to the unredeemed portion of such Trust Security or Securities, and such Securities (or portion thereof) called for redemption will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Sponsor pursuant to the Guarantee Agreement, Distributions on such Trust Securities (or portion thereof) will continue to accumulate, as set forth in Section 4.1, from the Redemption Date originally established by the Trust for such Trust Securities (or portion thereof) to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

(e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated pro rata to the Common Securities and the Preferred Securities based upon the relative Liquidation Amounts of such classes. The particular Preferred Securities to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Preferred Securities that has been or is to be redeemed.

Section 4.3 Subordination of Common Securities.

(a) Payment of Distributions (including any Additional Interest) on, the Redemption Price of, and the Liquidation Distribution in respect of the Trust Securities, as applicable, shall be made, subject to Section 4.2(e), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date, Redemption Date or Liquidation Date any Event of Default shall have occurred and be continuing, no payment of any Distribution (including any Additional Interest) on, Redemption Price of, or Liquidation Distribution in respect of any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including any Additional Interest) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Interest) on, or the Redemption Price of, the Preferred Securities then due and payable.

(b) In the case of the occurrence of any Event of Default, the Holders of the Common Securities shall have no right to act with respect to any such Event of Default under this Declaration until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Declaration with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not on behalf of the Holders of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

Section 4.4 Payment Procedures. Payments of Distributions (including any Additional Interest) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holders of the Common Securities.

Section 4.5 Tax Returns and Reports. The Administrators shall prepare (or cause to be prepared), at the Sponsor’s expense, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrators shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Trust in each taxable year of the Trust, and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Trust to such Holder. The Administrators shall provide the Sponsor with a copy of all such returns and reports promptly after such filing or furnishing. The Administrators shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

Section 4.6 Payment of Taxes, Duties, Etc. of the Trust. Upon receipt under the Debentures of Additional Amounts and receipt of written direction of the Administrators, the Property Trustee shall promptly pay, solely out of moneys on deposit pursuant to this Declaration, any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority, which were included in such Additional Amounts.

Section 4.7 Payments under Indenture or Pursuant to Direct Actions. Any amount payable hereunder to any Holder of Preferred Securities (or any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to Section 5.8 of the Indenture or Section 5.13 of this Declaration.

ARTICLE V

TRUST SECURITIES CERTIFICATES

Section 5.1 Initial Ownership. Upon the formation of the Trust and the contribution by the Sponsor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

Section 5.2 The Trust Securities Certificates.

(a) The Preferred Securities Certificates shall be issued in minimum denominations of $1,000.00 Liquidation Amount and integral multiples of $1,000.00 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $1,000.00 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrator. Trust Securities Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee’s name pursuant to Section 5.5.

(b) Upon their original issuance, Preferred Securities Certificates shall be issued in fully registered certificated form in the form of the Definitive Preferred Securities Certificate, in the name of the Purchasers.

(c) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

Section 5.3 Execution, Delivery and Authentication of Trust Securities Certificates. At the Closing Date, the Administrators shall cause Trust Securities Certificates, in the aggregate Liquidation Amounts as provided in Sections 2.4 and 2.5 with respect to Preferred Securities and Common Securities, respectively, to be executed on behalf of the Trust or upon the written order of the Sponsor, executed by one authorized officer thereof, and shall cause the executed Preferred Securities Certificates to be delivered to the Property Trustee and upon the Property Trustee’s receipt thereof and of a written order of the Sponsor, the Property Trustee shall authenticate such Preferred Securities Certificates, in each case without further corporate action by the Sponsor.

Each Preferred Securities Certificate shall be dated the date of its authentication.

No Preferred Securities Certificate shall be entitled to any benefit under this Declaration or be valid or obligatory for any purpose, unless there appears on such Preferred Securities Certificate a certificate of authentication substantially in the form provided for in the form attached as Exhibit B executed by the Property Trustee by the manual signature of one of its authorized officers, and such signature upon any Preferred Securities Certificate shall be conclusive evidence, and the only evidence, that such Preferred Securities Certificate has been duly authenticated and delivered hereunder.

Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and nonassessable, and each Holder thereof shall be entitled to the benefits provided by this Declaration.

Section 5.4 [Intentionally omitted]

Section 5.5 Registration of Transfer and Exchange of Preferred Securities Certificates.

The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.9, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Trust Securities evidenced thereby (the “Securities Register”) in which the registrar and transfer agent with respect to the Trust Securities (the “Securities Registrar”), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.11 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities evidenced thereby as herein provided. The Property Trustee shall at all times also be the Securities Registrar.

Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.9, the Administrators or any one of them shall execute and deliver to the Property Trustee, and upon receipt thereof the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by the Property Trustee.

The Securities Registrar shall not be required, (i) to issue, register the transfer of or exchange any Preferred Security during a period beginning at the opening of business 15 days before the day of selection for redemption of such Preferred Securities pursuant to Article IV and ending at the close of business on the day of mailing of the notice of redemption, or (ii) to register the transfer of or exchange any Preferred Security so selected for redemption in whole or in part, except, in the case of any such Preferred Security to be redeemed in part, any portion thereof not to be redeemed.

Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange of the Preferred Securities evidenced thereby shall be accompanied by a written instrument of transfer in form satisfactory to an Administrator and the Securities Registrar duly executed by the Holder or its attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange of the Preferred Securities evidenced thereby shall be cancelled and subsequently disposed of by the Property Trustee in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

Section 5.6 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate, and (b) there shall be delivered to the Securities Registrar and the Administrators such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrators, or any one of them, on behalf of the Trust shall execute and make available for delivery, and with respect to Preferred Securities, the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.6, the Administrators or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

The provisions of this Section 5.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Trust Securities Certificates.

Section 5.7 Persons Deemed Holders. The Trustees and the Securities Registrar shall each treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of the Trust Securities evidenced thereby for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Trustees and the Securities Registrar shall be bound by any notice to the contrary.

Section 5.8 Access to List of Holders’ Names and Addresses. Each Holder and each Owner shall be deemed to have agreed not to hold the Sponsor or the Trustees accountable by reason of the disclosure of its name and address in accordance with the provisions hereof, regardless of the source from which such information was derived.

Section 5.9 Maintenance of Office or Agency. The Property Trustee shall designate, with the consent of the Administrators, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrators initially designate the Property Trustee’s Corporate Trust Office, as its office and agency for such purposes. The Property Trustee shall give prompt written notice to the Sponsor, the Administrators and to the Holders of any change in the location of the Securities Register or any such office or agency.

Section 5.10 Appointment of Paying Agent. The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrators. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Administrators may revoke such power and remove the Paying Agent in their sole discretion. The Paying Agent shall initially be the Property Trustee. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Administrators and the Property Trustee. If the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrators shall appoint a successor (which shall be a bank or trust company) to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Administrators shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Property Trustee in its role as Paying Agent, for so long the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 5.11 Ownership of Common Securities by Sponsor. (a) At the Closing Date, the Sponsor shall acquire, and thereafter shall retain, beneficial and record ownership of the Common Securities. The Sponsor may not transfer the Common Securities except (i) in connection with a consolidation or merger of the Sponsor into another corporation, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to Article VIII of the Indenture, or (ii) to an Affiliate of the Sponsor in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws). To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the next proceeding sentence shall be void. The Administrators shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating substantially “THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE DECLARATION.”

(b) Any Holder of the Common Securities shall be liable for the debts and obligations of the Trust in the manner and to the extent set forth herein with respect to the Sponsor and agrees that it shall be subject to all liabilities to which the Sponsor may be subject and, prior to becoming such a Holder, shall deliver to the Administrative Trustees an instrument of assumption satisfactory to such Trustees.

Section 5.12. [Intentionally Omitted.]

Section 5.13 Rights of Holders; Waivers of Past Defaults.

(a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein, in this Declaration and in the Delaware Statutory Trust Act. The Trust Securities shall have no preemptive or similar rights to subscribe for additional Trust Securities and when issued and delivered to Holders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. Subject to the provisions of Section 2.10, the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

(b) For so long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, then to the fullest extent permitted by law, and subject to the terms of the Indenture and this Declaration, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Sponsor and the Debenture Trustee.

At any time after a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as in the Indenture provided, if the Property Trustee fails to annul any such declaration and waive such default, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Sponsor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

(i) the Sponsor has paid or deposited with the Debenture Trustee a sum sufficient to pay

(A) all overdue installments of interest (including any Additional Interest) on all of the Debentures,

(B) the principal of (and premium, if any, on) any Debentures that have become due otherwise than by such declaration of acceleration and interest (including any Additional Interest) thereon at the rate borne by the Debentures, and

(C) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee, its agents and counsel; and

(ii) all Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

To the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Preferred Securities a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

(c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, upon a Debenture Event of Default specified in Section 5.01(a) or (b)  of the Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Sponsor, pursuant to Section 5.08 of the Indenture, for enforcement of payment to such Holder of any amounts payable in respect of Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a “Direct Action”). Except as set forth in Section 5.13(b) and this Section 5.13(c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Debentures.

(d) Except as otherwise provided in clauses (a), (b) and (c) of this Section 5.13, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default or Event of Default and its consequences. Upon such waiver, any such default or Event of Default shall cease to exist, and any default or Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

ARTICLE VI

ACTS OF HOLDERS; MEETINGS; VOTING

Section 6.1 Limitations on Voting Rights.

(a) Except as expressly provided in this Declaration and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Holders from time to time as partners or members of an association.

(b) So long as any Debentures are held by the Property Trustee on behalf of the Trust, the other Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or execute any trust or power conferred on the Property Trustee with respect to the Debentures, (ii) waive any past default that may be waived under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received by the Property Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes.

(c) If any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Declaration or otherwise, or (ii) the dissolution of the Trust, other than pursuant to the terms of this Declaration, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities. Notwithstanding any other provision of this Declaration, no amendment to this Declaration may be made if, as a result of such amendment, it would cause the Trust to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes.

Section 6.2 Notice of Meetings. Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Administrators or, at the written request of the Administrators, by the Property Trustee pursuant to Section 10.8 to each Holder of Preferred Securities, at such Holder’s registered address, at least 20 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

Section 6.3 Meetings of Holders of the Preferred Securities. No annual meeting of Holders is required to be held. The Administrators, however, shall call a meeting of the Holders of the Preferred Securities to vote on any matter upon the written request of the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities and the Administrators or the Property Trustee may, at any time in their or its discretion, call a meeting of the Holders of the Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

The Holders of at least a Majority in Liquidation Amount of the Preferred Securities, present in person or by proxy, shall constitute a quorum at any meeting of the Holders of the Preferred Securities.

If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding Preferred Securities representing at least a Majority in aggregate Liquidation Amount of the Preferred Securities held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of the Preferred Securities, unless this Declaration requires a greater or lesser number of affirmative votes.

Section 6.4 Voting Rights. Holders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

Section 6.5 Proxies, etc. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrators, or with such other officer or agent of the Trust as the Administrators may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

Section 6.6 Holder Action by Written Consent. Any action that may be taken by Holders at a meeting may be taken without a meeting and without prior notice if Holders holding at least a Majority in Liquidation Amount of all Preferred Securities entitled to vote in respect of such action (or such lesser or greater proportion thereof as shall be required by any other provision of this Declaration) shall consent to the action in writing.

Section 6.7 Record Date for Voting and Other Purposes. For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Administrators may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

Section 6.8 Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrator. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Trustee receiving the same deems sufficient.

The ownership of Trust Securities shall be proved by the Securities Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

If any dispute shall arise among the Holders or the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, notice, consent, waiver or other Act of such Holder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

Section 6.9 Inspection of Records. Upon reasonable written notice to the Administrators and the Property Trustee, the records of the Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder’s interest as a Holder.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.1 Representations and Warranties of the Property Trustee and the Delaware Trustee. The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Holders that:

(a) the Property Trustee is a Delaware banking corporation with trust powers, duly organized and validly existing under the laws of the State of Delaware with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

(b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

(c) the Delaware Trustee is a Delaware banking corporation with trust powers, duly organized and validly existing under the laws of the State of Delaware with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

(d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

(e) this Declaration has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the legal, valid and binding agreement of each of the Property Trustee and Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity and the discretion of the court;

(f) the execution, delivery and performance of this Declaration have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and Delaware Trustee and does not require any approval of stockholders of the Property Trustee and Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Property Trustee and Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee, in its individual capacity, is a party or by which it, in its individual capacity, is bound, or (iii) violate any law, governmental rule or regulation of the United States of America governing the banking and trust powers of the Property Trustee and Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee and Delaware Trustee;

(g) neither the authorization, execution or delivery by the Property Trustee and Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Property Trustee or Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Delaware or United States federal law governing the banking and trust powers of the Property Trustee or Delaware Trustee, as the case may be;

(h) there are no proceedings pending or, to the best of each of the Property Trustee’s and Delaware Trustee’s knowledge, threatened against or affecting the Property Trustee and Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee and Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration; and

(i) the Property Trustee is a person eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000.00.

Section 7.2 Representations and Warranties of Sponsor. The Sponsor hereby represents and warrants for the benefit of the Property Trustee, the Delaware Trustee and the Holders that:

(a) the Trust Securities Certificates issued on the Closing Date or on any Option Closing Date, if applicable, on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration and the Holders will be, as of each such date, entitled to the benefits of this Declaration;

(b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee and Delaware Trustee of this Declaration;

(c) the Sponsor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation;

(d) the Sponsor has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

(e) this Declaration has been duly authorized, executed and delivered by the Sponsor and constitutes the legal, valid and binding agreement of the Sponsor enforceable against the Sponsor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court;

(f) the execution, delivery and performance of this Declaration have been duly authorized by all necessary corporate or other action on the part of the Sponsor and do not require any approval of stockholders of the Sponsor and such execution, delivery and performance will not (i) violate the articles or certificate of incorporation or by laws (or other organizational documents) of the Sponsor or (ii) violate any applicable law, governmental rule or regulation governing the Sponsor or any material portion of its property or any order, judgment or decree applicable to the Sponsor or any material portion of its property;

(g) neither the authorization, execution or delivery by the Sponsor of this Declaration nor the consummation of any of the transactions by the Sponsor contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law governing the Sponsor or any material portion of its property; and

(h) there are no proceedings pending or, to the best of the Sponsor’s knowledge, threatened against or affecting the Sponsor or any material portion of its property in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Sponsor, as the case may be, to enter into or perform its obligations under this Declaration.

ARTICLE VIII

THE TRUSTEES

Section 8.1 Certain Duties and Responsibilities.

(a) The rights, immunities, duties and responsibilities of the Trustees shall be as provided by this Declaration (and there shall be no other duties (including fiduciary duties) or obligations, express or implied, at law or in equity, of the Trustees). Notwithstanding the foregoing, no provision of this Declaration shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it or they shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.1. Nothing in this Declaration shall be construed to release an Administrator from liability for his or her own negligent action, his or her own negligent failure to act, or his or her own willful misconduct with respect to acts or omissions. To the extent that, at law or in equity, an Trustee has duties and liabilities relating to the Trust or to the Holders, such Trustee shall not be liable to the Trust or to any Holder for such Trustee’s good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict or eliminate the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Trustees.  Notwithstanding any provision in this Declaration to the contrary, no provision of this Declaration is intended to or shall eliminate the implied contractual covenant of good faith and fair dealing and no provision of this Declaration is intended to or shall limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

(b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration.

(c) No provision of this Declaration shall be construed to relieve the Property Trustee (or any separate Delaware Trustee) with respect to matters that are within the authority of such Trustee under this Declaration from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

(ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

(iii) the Property Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration;

(iv) the Property Trustee shall not be liable for any interest on any money received by it; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

(v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of any other Trustee or the Sponsor; and

(vi) No provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

(d) The Administrators shall not be responsible for monitoring the compliance by the other Trustees or the Sponsor with their respective duties under this Declaration, nor shall any Administrator be liable for the default or misconduct of any other Administrator, the other Trustees or the Sponsor.

Section 8.2 Certain Notices. Within fifteen Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders, the Administrators and the Sponsor, unless such Event of Default shall have been cured or waived.

Within five Business Days after the receipt of notice of the Sponsor’s exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders, unless such exercise shall have been revoked.

Section 8.3 Certain Rights of Property Trustee. Subject to the provisions of Section 8.1:

(a) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) if (i) in performing its duties under this Declaration the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Property Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of the Preferred Securities are entitled to vote under the terms of this Declaration, the Property Trustee shall deliver a notice to the Sponsor requesting the Sponsor’s written instruction as to the course of action to be taken, and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Property Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action as it shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own negligence or willful misconduct;

(c) any direction or act of the Sponsor contemplated by this Declaration shall be sufficiently evidenced by an Officers’ Certificate;

(d) any direction or act of an Administrator contemplated by this Declaration shall be sufficiently evidenced by a certificate executed by such Administrator and setting forth such direction or act;

(e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

(f) the Property Trustee may consult with counsel (which counsel may be counsel to the Property Trustee, the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

(g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders or the Sponsor pursuant to this Declaration, unless such Holders or Sponsor shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses (including reasonable attorneys’ fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction, including reasonable advances as may be requested by the Property Trustee; provided that nothing contained in this Section 8.3(g) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default actually known to a Responsible Officer of the Property Trustee, of its obligation to exercise the rights and powers vested in it by this Declaration;

(h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

(i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any negligence or misconduct on the part of any agent or attorney appointed with due care by it hereunder;

(j) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

(k) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

(l) without prejudice to any other rights available to the Property Trustee under applicable law, when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including legal fees and expenses of its agents and counsel) and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law or law relating to creditors rights generally; and

(m) whenever in the administration of the Declaration the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely on an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor.

No provision of this Declaration shall be deemed to impose any duty or obligation on any Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which such Person shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Trustee shall be construed to be a duty.

Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Property Trustee shall extend to each of the Security Registrar, the Paying Agent and the Delaware Trustee and shall be subject to the provisions of this Article VIII.

Section 8.4 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust and the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Debentures.

The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless a Responsible Officer of the Property Trustee shall have received written notice from the Sponsor, any Holder or any other Trustee that such funds are not legally available.

Section 8.5 May Hold Securities. Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, and except as provided in the definition of the term “Outstanding” in Article I, may otherwise deal with the Trust with the same rights it would have if it were not an Trustee or such other agent.

Section 8.6 Compensation; Indemnity; Fees. The Sponsor agrees:

(a) to pay to the Trustees from time to time such reasonable compensation for all services rendered by them hereunder as may be agreed by the Sponsor and the Trustees from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or willful misconduct; and

(c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee (including the Property Trustee and the Delaware Trustee in their respective individual capacities), (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust (referred to herein as an “Indemnified Person”) from and against any loss, damage, liability, action, suit, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person on behalf of the Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, action, suit or claim incurred by such Indemnified Person by reason of its own negligence or willful misconduct with respect to such acts or omissions.

The provisions of this Section 8.6 shall survive the termination of this Declaration and the removal or resignation of any Trustee.

No Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section 8.6.

To the fullest extent permitted by law, in no event shall the Property Trustee and the Delaware Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

In no event shall the Property Trustee and the Delaware Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Declaration.

Section 8.7 Corporate Trustee Required; Eligibility of Trustees.

(a) There shall at all times be a trustee hereunder with respect to the Trust Securities who shall serve the function of Property Trustee. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

(b) There shall at all times be one or more Administrators hereunder with respect to the Trust Securities. Each Administrator shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

(c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. Such trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware, or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

Section 8.8[Intentionally Omitted].

Section 8.9 Co-Trustees and Separate Trustee. Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Sponsor and the Administrators, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrators, the Sponsor shall for such purpose join with the Administrators in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States, or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity. In case an Event of Default under the Indenture shall have occurred and be continuing, the Property Trustee alone shall have the power to make such appointment.

Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Delaware Statutory Trust Act, the Sponsor and the Administrators, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrators, the Sponsor shall for such purpose join with the Administrators in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint a separate Delaware Trustee.

Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

(a) The Trust Securities Certificates shall be executed by one or more Administrators, and the Trust Securities Certificates shall be made available for delivery by the Property Trustee, and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustee specified hereunder shall be exercised solely by the Property Trustee and not by such co-trustee or separate trustee.

(b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

(c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Property Trustee, the Sponsor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigning or removed may be appointed in the manner provided in this Section.

(d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

(e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

(f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 8.10 Resignation and Removal; Appointment of Successor. No resignation or removal of any Trustee (the “Relevant Trustee”) and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Sponsor and, in the case of the Property Trustee and the Delaware Trustee, to the Holders of Preferred Securities. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Sponsor, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Holders of Common Securities. If an Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a Majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrator may be removed by the Holders of Common Securities at any time. In no event will the Holders of the Preferred Securities have a right to vote to appoint, remove or replace the Administrators.

If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any reason, at a time when no Event of Default shall have occurred and be continuing, the Holders of Common Securities, by Act of the Holders of Common Securities, shall promptly appoint a successor Trustee or Trustees, and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when an Event of Default shall have occurred and be continuing, the Holders of Preferred Securities, by Act of the Holders of a Majority in Liquidation Amount of the Preferred Securities then Outstanding shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If an Administrator shall resign, be removed or become incapable of acting as Administrator, at a time when an Event of Default shall have occurred and be continuing, the Holders of Common Securities by Act of the Holders of Common Securities shall promptly appoint a successor Administrator or Administrators and such successor Administrator or Administrators shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Holders of Common Securities or the Holders of Preferred Securities and accepted appointment in the manner required by Section 8.11, any Holder of Preferred Securities who has been a Holder of Preferred Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

The Sponsor shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 10.8. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

Notwithstanding the foregoing or any other provision of this Declaration, in the event any Administrator or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of the remaining Administrators if there are at least two of them or (b) otherwise by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrators or Delaware Trustee, as the case may be, set forth in Section 8.7).

Upon the appointment of a successor Delaware Trustee, such successor Delaware Trustee shall file a Certificate of Amendment to the Certificate of Trust in accordance with Section 3810 of the Delaware Statutory Trust Act.

Section 8.11 Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Sponsor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Property Trustee is the resigning Trustee shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Property Trustee hereunder.

In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (if requested by the Sponsor) and each successor Relevant Trustee with respect to the Trust Securities may execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) may contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust, and (b) may add to or change any of the provisions of this Declaration as may be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

Section 8.12 Merger, Conversion, Consolidation or Succession to Business. Any Person into which any of the Trustees that is not a natural Person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person, succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

Section 8.13[Intentionally Omitted].

Section 8.14 Property Trustee May File Proofs of Claim. In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 8.15 Reports by Property Trustee.

(a) The Property Trustee shall transmit to Holders such reports concerning the Property Trustee and its actions under this Indenture as may be required pursuant to Section 313 of the Trust Indenture Act (applied as if this Declaration were subject to the Trust Indenture Act), at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than 30 days after June 30 in each calendar year, commencing with the first June 30 after the first issuance of Securities under this Declaration.

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by or on behalf of the Property Trustee with each national securities exchange and such other interdealer quotation system or self-regulatory organization upon which the Trust Securities are listed or traded, if any, to the extent that the Trust Securities have been qualified under the Trust Indenture Act, with the Commission, and with the Sponsor.

Section 8.16 Reports to the Property Trustee. Each of the Sponsor and the Administrators shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. (in each case applied as if this Declaration were subject to the Trust Indenture Act) The Sponsor and the Administrators shall annually file with the Property Trustee a certificate specifying whether such Person is in compliance with all of the terms and covenants applicable to such Person hereunder.

Section 8.17 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrators shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act (applied as if this Declaration were subject to the Trust Indenture Act) shall be given in the form of an Officers’ Certificate.

Section 8.18 Number of Trustees.

(a) The number of Trustees shall be five, provided that the Property Trustee and the Delaware Trustee may be the same Person. The number of Trustees may be increased or decreased by the Holder of the Common Securities subject to Section 8.7 and 8.20.

(b) If an Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Trustee appointed in accordance with Section 8.10.

(c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Trustee shall not operate to annul, dissolve or terminate the Trust.

Section 8.19 Delegation of Power.

(a) Any Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

(b) The Administrators shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrators or otherwise as the Administrators may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

Section 8.20 Appointment of Administrators.

(a) The Administrators shall initially be Peter A Converse, an individual, William K. Beauchesne, an individual, and Jennifer Manning, an individual, and their successors shall be appointed by the Holders of a Majority in Liquidation Amount of the Common Securities, and they may resign or be removed by the Holders of a Majority in Liquidation Amount of the Common Securities at any time. Upon any resignation or removal, the Holders of the Common Securities shall appoint a successor Administrator. Each successor Administrator shall sign an agreement agreeing to comply with the terms of this Declaration. If at any time there is no Administrator, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may, at the expense of the Sponsor, petition any court of competent jurisdiction for the appointment of one or more Administrators.

(b) Whenever a vacancy in the number of Administrators shall occur, until such vacancy is filled by the appointment of an Administrator in accordance with this Section 8.20, the Administrators in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrators and shall discharge all the duties imposed upon the Administrators by this Declaration.

(c) Notwithstanding the foregoing or any other provision of this Declaration, if any Administrator who is a natural person dies or becomes, in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the unanimous acts of the remaining Administrators, if there were at least two of them prior to such vacancy, and by the Sponsor, if there were not two such Administrators immediately prior to such vacancy (with the successor being a Person who satisfies the eligibility requirement for Administrators set forth in Section 8.7).

ARTICLE IX

TERMINATION, LIQUIDATION AND MERGER

Section 9.1 Dissolution Upon Expiration Date. Unless earlier dissolved, the Trust shall automatically dissolve on September 30, 2043 (the “Expiration Date”), and the Trust Property shall be liquidated in accordance with Section 9.4.

Section 9.2 Early Dissolution. The first to occur of any of the following events is an “Early Dissolution Event”, upon the occurrence of which the Trust shall dissolve:

(a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Sponsor or any Person to which the Sponsor has transferred the Common Securities in accordance with Section 5.11;

(b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to dissolve the Trust and, after satisfaction of any liabilities of the Trust as required by applicable law, to distribute the

Debentures to Holders in exchange for the Preferred Securities (which direction is optional and wholly within the discretion of the Holders of the Common Securities), provided that the Holder of the Common Securities shall have received the prior approval of the Federal Reserve if then required;

(c) the redemption of all of the Preferred Securities in connection with the redemption of all the Debentures; and

(d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

Section 9.3 Termination. The respective obligations and responsibilities of the Trustees shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrators, including the performance of any tax reporting obligations with respect to the Trust or the Holders. As soon as is practicable after the last to occur of any of the above events, and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including Section 3808 of the Delaware Statutory Trust Act, the Administrators shall terminate the Trust by filing, at the expense of the Sponsor, a certificate of cancellation with the Secretary of State of the State of Delaware. The provisions of Section 8.6 shall survive the termination of the Trust.

Section 9.4 Liquidation.

(a) If an Early Dissolution Event specified in clause (a), (b) or (d) of Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, including Section 3808 of the Delaware Statutory Trust Act, to each Holder a Like Amount of Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder’s address appearing in the Securities Register. All such notices of liquidation shall:

(i) state the Liquidation Date;

(ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and (subject to Section 9.4(d)) any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

(iii) provide such information with respect to the procedures by which Holders may exchange Trust Securities Certificates for Debentures, or if Section 9.4(d) applies receive a Liquidation Distribution, as the Administrators or the Property Trustee shall deem appropriate.

(b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Holders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation Date and not prior to the date on which notice of such liquidation is given to the Holders) and, establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

(c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the exchange agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures) and (iv) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Debentures upon surrender of Trust Securities Certificates.

(d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Administrators not to be practical, the Trust Property shall be liquidated, and the Trust shall be wound up in such manner as the Property Trustee determines. In such event, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, including Section 3808 of the Delaware Statutory Trust Act, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”). If, upon any such winding up, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities as provided in Section 4.3.

Section 9.5 Mergers, Consolidations, Amalgamations or Replacements of Trust. The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except pursuant to this Section 9.5 or Section 9.4. At the request of the Holders of the Common Securities, with the consent of the Administrators, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities, or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the “Successor Securities”) so long as the Successor Securities have the same priority as the Preferred Securities with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect, (iv) such successor entity has a purpose substantially identical to that of the Trust, (v) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an “investment company” under the Investment Company Act, (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust has received an opinion of counsel experienced in such matters that such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease will not cause the Trust or the successor entity to be classified as an association or a partnership for U.S. federal income tax purposes; and (vii) the Sponsor or its permitted transferee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee Agreement. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of all of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.1 Limitation of Rights of Holders. Except as set forth in Section 9.2, the death, termination, dissolution, bankruptcy or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration, nor dissolve, terminate or annul the Trust, nor entitle the legal representatives, successors or heirs of such Person or any Holder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 10.2 Amendment.

(a) This Declaration may be amended from time to time by the Property Trustee, the Administrators and the Holders of all of the Common Securities, without the consent of any Holder of the Preferred Securities, (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration, or (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will not be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an “investment company” under the Investment Company Act, (iii) [intentionally omitted]; (iv) provide for the appointment of an authentication agent and related provisions, or (v) require that holders that are not U.S. persons for U.S. federal income tax purposes irrevocably appoint a U.S. person to exercise any voting rights to ensure that the Trust will not be treated as a foreign trust for U.S. federal income tax purposes; provided, however, that in the case of either clause (i) or (ii), such action shall not adversely affect in any material respect the interests of any Holder, and any such amendment of this Declaration shall become effective when notice thereof is given to the Holders; provided further, that any such amendments of this Declaration shall become effective when notice thereon is given to the Holders.

(b) Except as provided in Section 10.2(c), any provision of this Declaration may be amended by the Trustees and the Holders of all of the Common Securities and with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Preferred Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not cause the Trust to be taxable as a corporation or classified as other than a grantor trust for United States Federal income tax purposes or affect the treatment of the Debentures as indebtedness of the Sponsor for United States Federal income tax purposes or affect the Trust’s exemption from status (or from any requirement to register) as an “investment company” under the Investment Company Act.

(c) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the accrual rate, amount, currency or timing of or the redemption price of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution or other payment required to be made in respect of the Trust Securities as of a specified date, (ii) restrict or impair the right of a Holder to institute suit for the enforcement of any such payment on or after such date;  (iii) reduce the percentage of aggregate Liquidation Amount of Outstanding Preferred Securities, the consent of whose Holders is required for any such amendment, or the consent of whose Holders is required for any waiver of compliance with any provision of this Declaration or of defaults hereunder and their consequences provided for in this Declaration; (iv) impair or adversely affect the rights and interests of the Holders in the Trust Property, or permit the creation of any Lien on any portion of the Trust Property; and notwithstanding any other provision herein, without the unanimous consent of the Holders, this Section 10.2(c) may not be amended.

(d) Notwithstanding any other provisions of this Declaration, no Trustee shall enter into or consent to any amendment to this Declaration that (in the case of the Property Trustee or Delaware Trustee, to the actual knowledge of a Responsible Officer thereof) would cause the Trust to fail or cease to qualify for the exemption from status (or from any requirement to register) as an “investment company” under the Investment Company Act or to be taxable as a corporation or to be classified as other than a grantor trust for United States Federal income tax purposes or that would cause the Debentures to fail or cease to be treated as indebtedness of the Sponsor for United States Federal income tax purposes.

(e) Notwithstanding anything in this Declaration to the contrary, without the consent of the Sponsor, this Declaration may not be amended in a manner that imposes any additional obligation on the Sponsor.

(f) In the event that any amendment to this Declaration is made, the Administrators or the Property Trustee shall promptly provide to the Sponsor a copy of such amendment.

(g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration that affects its own rights, duties or immunities under this Declaration. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers’ Certificate stating that any amendment to this Declaration is in compliance with this Declaration.

Section 10.3 Separability. In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.4 Governing Law. THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE TRUST, THE SPONSOR AND THE TRUSTEES WITH RESPECT TO THIS DECLARATION AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS.

Section 10.5 Payments Due on Non-Business Day. If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

Section 10.6 Successors. This Declaration shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust and any Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor’s obligations hereunder, the Sponsor shall not assign its obligations hereunder.

Section 10.7 Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

Section 10.8 Reports, Notices and Demands. Any report, notice, demand or other communication that by any provision of this Declaration is required or permitted to be given or served to or upon any Holder or the Sponsor shall be sufficient for every purpose (except as otherwise provided in Section 1.1) hereunder if in writing and sent by reputable overnight courier or mailed, first class, postage prepaid, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder’s name and address may appear on the Securities Register; and (b) in the case of the Holder of the Common Securities or the Sponsor, to Virginia Commerce Bancorp, Inc., 14201 Sullyfield Circle, Suite 500, Chantilly, VA  20151, Attention: William K. Beauchesne, or to such other address as may be, specified in a written notice by the Holder of the Common Securities or the Sponsor, as the case may be, to the Property Trustee. Such report, notice, demand or other communication to or upon a Holder or the Sponsor shall be deemed to have been given when received in person, within one (1) Business Day following delivery by overnight courier, or within three (3) Business Days following delivery by mail, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

Any notice, demand or other communication that by any provision of this Declaration is required or permitted to be given or served to or upon the Property Trustee, the Delaware Trustee, the Administrators or the Trust shall be given in writing addressed to such Person as follows: (a) with respect to the Property Trustee and the Delaware Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention Corporate Capital Markets; (b) with respect to the Administrators, to them at the address above for notices to the Sponsor, marked “Attention: Administrators of VCBI Capital Trust IV”; and (c) with respect to the Trust, to its principal office specified in Section 2.2, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrators shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Property Trustee, the Delaware Trustee or such Administrator.

Section 10.9 Agreement Not to Petition. Each of the Trustees and the Sponsor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any Bankruptcy Law or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. If the Sponsor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Declaration.

Section 10.10 Applicability of the Trust Indenture Act. This Declaration is not being qualified under and is not governed by the Trust Indenture Act; provided, however, certain provisions of the Trust Indenture Act are being referred to or incorporated herein by reference solely to the extent specifically provided herein, and no other provisions of the Trust Indenture Act, or duties or obligations thereunder, are intended to be part of this Declaration.

Section 10.11 Acceptance of Terms of Declaration, Guarantee Agreement and Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION, THE GUARANTEE AGREEMENT AND THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH HOLDER AND SUCH OTHERS.

Section 10.12 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Declaration of Trust.

VIRGINIA COMMERCE BANCORP, INC.

By:
Name: Peter A. Converse
Title: Chief Executive Officer

WILMINGTON TRUST COMPANY
AS PROPERTY TRUSTEE

By:
Name:
Title:

WILMINGTON TRUST COMPANY
AS DELAWARE TRUSTEE

By:
Name:
Title:

Peter A. Converse, as Administrator

William K. Beauchesne, as Administrator

Jennifer Manning, as Administrator

Exhibit A

[FORM OF COMMON SECURITIES CERTIFICATE]

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE DECLARATION

Certificate Number	Number of Common Securities:
C -

Certificate Evidencing Common Securities

of

VCBI Capital Trust IV

10.20% Common Securities

(liquidation amount $1,000.00 per Common Security)

VCBI Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that Virginia Commerce Bancorp, Inc. (the “Holder”) is the registered owner of               common securities of the Trust representing common undivided beneficial interests in the assets of the Trust and designated the 10.20% Common Securities (liquidation amount $1,000.00 per Common Security) (the “Common Securities”). Except in accordance with Section 5.11 of the Declaration (as defined below), the Common Securities are not transferable and, to the fullest extent permitted by law, any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of the Trust, dated as of              , 2008, as the same may be amended from time to time (the “Declaration”), among Virginia Commerce Bancorp, Inc., as Sponsor, Wilmington Trust Company, as Property Trustee and Delaware Trustee, the Administrators named therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

Terms used but not defined herein have the meanings set forth in the Declaration.

This Common Securities Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its conflicts of law provisions.

A-1

IN WITNESS WHEREOF, one of the Administrators of the Trust has executed this certificate on behalf of the Trust this          day of                     , 2008.

VCBI CAPITAL TRUST IV

By:
Name:
Title: Administrator

A-2

Exhibit B

[FORM OF PREFERRED SECURITIES CERTIFICATE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE SPONSOR OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A IN ACCORDANCE WITH RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATIONS UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (A) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE SPONSOR’S AND THE TRUST’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE AMENDED AND RESTATED DECLARATION OF TRUST OF VCBI CAPITAL TRUST IV, A COPY OF WHICH MAY BE OBTAINED FROM THE SPONSOR OR THE TRUST.  HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

Certificate Number	Number of Preferred Securities
C -

CUSIP NO.

Certificate Evidencing Preferred Securities

of

VCBI Capital Trust IV

10.20% Preferred Securities

(liquidation amount $1,000 per Preferred Security)

VCBI Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), hereby certifies that                    (the “Holder”) is the registered owner of                     Preferred Securities of the Trust representing an undivided preferred beneficial interest in the assets of the Trust and designated the VCBI Capital Trust IV 10.20% Preferred Securities (liquidation amount $1,000.00 per Preferred Security) (the “Preferred Securities”). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of the Trust, dated as of                     , 2008, as the same may be amended from time to time (the “Declaration”), among Virginia Commerce Bancorp, Inc., as Sponsor, Wilmington Trust Company, as Property Trustee and Delaware Trustee, the Administrators named therein, and the holders, from time to time of undivided beneficial interests in the assets of the Trust including the designation of the terms of the Preferred Securities as set forth therein. The Sponsor has the right under the Indenture to defer the payment of interest on the Debentures by extending the interest payment period for up to 20 quarterly periods at any time or from time to time, subject to certain limitations. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Virginia Commerce Bancorp, Inc., a Virginia corporation, and Wilmington Trust Company, as guarantee trustee, dated as of

               , 2008, as the same may be amended from time to time (the “Guarantee Agreement”), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

Terms used but not defined herein have the meanings set forth in the Declaration.

This Preferred Securities Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its conflicts of law provisions.

IN WITNESS WHEREOF, one of the Administrators of the Trust has executed this certificate on behalf of the Trust this          day of September, 2008.

VCBI CAPITAL TRUST IV

By:
Name:
Title: Administrator

This represents Preferred Securities referred to in the within-mentioned Declaration.

WILMINGTON TRUST COMPANY, NOT IN ITS
INDIVIDUAL CAPACITY BUT SOLELY
AS PROPERTY TRUSTEE

By:
Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:

(Insert assignee’s social security or tax identification number):

(Insert address and zip code of assignee):

and irrevocably appoints

agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.